UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

July 6, 2006

Date of Report (Date of earliest event reported)

RIM SEMICONDUCTOR COMPANY
(Exact name of registrant as specified in its charter)

Utah	000-21785	95-4545704
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

305 NE 102nd Avenue, Suite 105, Portland, Oregon 97220
(Address of principal executive offices, including zip code)

(503) 257-6700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-Commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-Commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 4.02 (a). Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On July 6, 2006, the Company’s Board of Directors, after consultations by management and the Audit Committee with the Company’s independent registered public accounting firm, concluded that the classification of warrants issued in connection with the Company's 2005 and 2006 convertible debentures was not in accordance with interpretations of Emerging Issues Task Force Issue No. 00-19 “Accounting for Derivative Financial Instruments Indexed To and Potentially Settled In, a Company’s Own Stock.”  Accordingly, the consolidated financial statements included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended October 31, 2005 and the condensed consolidated financial statements included in the Company's Quarterly Reports on Form 10-QSB for the periods ended July 31, 2005, January 31, 2006 and April 30, 2006 (collectively, the "Original Reports") are being restated by the Company to correct the accounting for the warrants as derivative liabilities.  The previously issued consolidated financial statements included in the Original Reports should not be relied upon.

The restatements do not affect the Company's cash position. The treatment of the non-cash accounting items addressed in the restatements results in increases in the Company's net loss and total liabilities as of and for the periods ended January 31, 2006 and April 30, 2006, and in decreases in the Company's net loss and total liabilities as of and for the period ended July 31, 2005 and the fiscal year ended October 31, 2005. The restatement adjustments also result in decreases in the Company's stockholders' equity at July 31, 2005, January 31, 2006 and April 30, 2006, and in an increase in stockholders' equity at October 31, 2005. The following summarizes the impact of the restatements for each reporting period:

April 30, 2006

As a result of the restatement, $10,419,140 should have been recorded as a derivative liability at April 30, 2006 and the Company should have recorded additional interest expense of $5,673,953 for the three months and six months ended April 30, 2006. This expense was principally related to the amount ($5,608,156) by which the fair value on April 30, 2006 of warrants issued to purchasers of debentures sold by the Company in March 2006 exceeded the debt discount allocated to such warrants.

In addition, the Company should have recorded losses of $460,400 and $484,538, respectively, for the three and six months ended April 30, 2006, on the change in fair value of derivative liabilities. The treatment of this non-cash accounting item results in an increase in the Company’s net loss for the three months and six months ended April 30, 2006 as follows:

	For the Three Months Ended April 30, 2006		For the Six Months Ended April 30, 2006
	(As Reported)	(As Restated)	(As Reported)	(As Restated)

Net Loss	$(3,542,493)	$(9,676,846)	$(4,816,231)	$(10,974,722)

Basic and diluted net loss per share of common stock	$(0.01)	$(0.03)	$(0.02)	$(0.04)

The correction of the above also results in the following changes to the Company's stockholders' equity (deficiency) and liabilities at April 30, 2006:

	(As Reported)	(As Restated)

Total liabilities	$5,308,577	$14,850,433

Stockholders’ equity (deficiency)	$6,793,959	$(2,747,897)

January 31, 2006

As a result of this restatement, $110,200 included in stockholders' equity at January 31, 2006 should have been recorded as a derivative liability and the Company should have recorded a loss of $24,138 on the change in fair value of derivative liabilities for the three months ended January 31, 2006. The treatment of this non-cash accounting item results in an increase in the Company’s net loss for the three months ended January 31, 2006 as follows:

	For the Three Months Ended January 31, 2006
	(As Reported)	(As Restated)

Net Loss	$(1,273,738)	$(1,297,876)

Basic and diluted net loss per share of common stock	$(0.01)	$(0.01)

The correction of the above also results in the following changes to the Company's stockholders' equity and liabilities at January 31, 2006:

	(As Reported)	(As Restated)

Total liabilities	$3,371,764	$3,481,964

Stockholders’ equity	$2,846,636	$2,736,436

October 31, 2005

As a result of this restatement, $86,062 included in stockholders' equity at October 31, 2005 should have been recorded as a derivative liability and the Company should have recorded a gain of $2,233,004 on the change in fair value of derivative liabilities for the fiscal year ended October 31, 2005.  The treatment of this non-cash accounting item results in a decrease in the Company’s net loss for the fiscal year ended October 31, 2005 as follows:

	For the Fiscal Year Ended October 31, 2005
	(As Reported)	(As Restated)

Net Loss	$(6,923,386)	$(4,690,382)

Basic and diluted net loss per share of common stock	$(0.06)	$(0.04)

The correction of the above results in the following changes to the Company's stockholders' equity and liabilities at October 31, 2005:

	(As Reported)	(As Restated)

Total liabilities	$4,778,329	$4,864,391

Stockholders’ equity	$1,726,636	$1,640,574

July 31, 2005

As a result of this restatement, $2,019,963 included in stockholders' equity at July 31, 2005 should have been recorded as a derivative liability and the Company should have recorded a gain of $1,799,103 on the change in fair value of derivative liabilities for the three months and nine months ended July 31, 2005. The treatment of this non-cash accounting item results in a decrease in the Company’s net loss for the three months and nine months ended July 31, 2005 as follows:

	For the Three Months Ended July 31, 2005		For the Nine Months Ended July 31, 2005
	(As Previously Restated)	(As Currently Restated)	(As Previously Restated)	(As Currently Restated)

Net Loss	$(2,697,023)	$(897,920)	$(4,859,592)	$(3,060,489)

Basic and diluted net loss per share of common stock	$(0.02)	$(0.01)	$(0.05)	$(0.03)

The correction of the above also results in the following changes to the Company's stockholders' equity and liabilities at July 31, 2005:

	(As Previously Restated)	(As Currently Restated)

Total liabilities	$6,449,812	$6,969,775

Stockholders’ equity	$1,217,635	$697,672

In light of the foregoing, the Board authorized the restatement of the consolidated financial statements included in the Annual Report on Form 10-KSB/A (Amendment No. 2) for the fiscal year ended October 31, 2005 and the condensed consolidated financial statements included in the Quarterly Reports on Form 10-QSB/A for the periods ended July 31, 2005, January 31, 2006 and April 30, 2006 that are being filed by the Company today.

Item 7.01 Regulation FD Disclosure

On July 11, 2006, Brad Ketch, the President and Chief Executive Officer of Rim Semiconductor Company (the "Company"), issued a letter to the Company's shareholders on the Company's website (www.rimsemi.com).

Item 9.01  Financial Statements and Exhibits

(c)	Exhibits

EXHIBIT
NUMBER	DESCRIPTION

99.1	Letter to shareholders, dated July 11, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rim Semiconductor Company

Dated: July 11, 2006	By:	/s/ Brad Ketch

Brad Ketch President and Chief Executive Officer

EXHIBIT
NUMBER	DESCRIPTION

99.1	Letter to shareholders, dated July 11, 2006